Exhibit 10.40

LIST OF LESSORS EXECUTING FORM OF OIL AND GAS LEASE

WITH RESPECT TO BELCHER,

TALCO FIELD, TITUS COUNTY, TEXAS

Sandra Croley Cain

Janice McLemore

Priscilla Boone

Jimmy Croley

Easter Ann Roberts

Everett Sims – Ellas Mae Sims

Charline Horton